John Hancock Funds III
John Hancock Leveraged Companies Fund
Supplement dated 8-24-11 to the current Prospectuses
In the “Fund summary” section, the information under the heading “Portfolio management” is amended and restated, as follows:
Dennis F. McCafferty, C.F.A
Portfolio manager
Joined fund team in 2009
In the “Fund details” section, the portfolio manager information under the heading “Who’s who - Subadviser” is amended and restated, as follows:
•	Dennis F. McCafferty, C.F.A

•	Portfolio manager

•	Joined fund team in 2009

•	Investment analyst, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2008–2009)

•	Principal and senior analyst, Pardus Capital Management (2005–2008)

•	Began business career in 1995
You should read this Supplement in conjunction with the current Prospectus and retain it for future reference.

John Hancock Funds III
John Hancock Leveraged Companies Fund
Supplement dated 8-24-11 to the current Summary Prospectuses
The portfolio manager information under the heading “Portfolio management” is amended and restated, as follows:
Dennis F. McCafferty, C.F.A
Portfolio manager
Joined fund team in 2009
You should read this Supplement in conjunction with the current Summary Prospectus and retain it for future reference.

John Hancock Funds III
John Hancock Leveraged Companies Fund
Supplement dated 8-24-11 to the current Statement of Additional Information
The following supplements the information presented regarding the portfolio manager of John Hancock Leveraged Companies Fund in Appendix B.
John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(“John Hancock Asset Management”)
John Hancock Leveraged Companies Fund
The following chart reflects information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the chart is the portfolio manager’s investment in the Fund.
The following table reflects approximate information as of May 31, 2011:

Other Registered
	Investment Companies				Other Accounts (assets in
	(assets in millions)		Other Pooled Investment		millions)
	Number of	Assets	Number of	Assets	Number of
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	Assets
Dennis F. McCafferty	2	$540.5	3	$237.2	0	$0
There are no accounts that pay fees based upon performance.
Ownership of fund shares. The following table indicates as of May 31, 2011 the value, within the indicated range, of shares beneficially owned by the portfolio manager in Fund. For purposes of this table, the following letters represent the range indicated below:
A — $0
B — $1 — $10,000
C — $10,001 — $50,000
D — $50,001 — $100,000
E — $100,001 — $500,000
F — $500,001 — $1,000,000
G — More than $1 million

	International	International Value
	Allocation	Equity	Leveraged Companies	Small Cap Opprtunities
Dennis F. McCafferty	A	A	A	A
At John Hancock Asset Management, the structure of compensation of investment professionals is comprised of the following components: base salary, an annual investment bonus plan, a deferred performance award vested and paid in two installments as well as customary benefits that are offered generally to all full-time employees of John Hancock Asset Management. A limited number of senior portfolio managers who serve as officers of both

John Hancock Asset Management and its parent company also may receive options or restricted stock grants of common shares of Manulife Financial.
The following describes each component of the compensation package for the investment management team including portfolio managers, research analysts and traders.
Base Salary. Base compensation is fixed and normally reevaluated on an annual basis. John Hancock Asset Management seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.
Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of John Hancock Asset Management and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:
•	Investment Performance — The majority of the bonus is calculated on investment performance of all accounts managed by the investment professional over one, three- and five-year periods are considered. The performance of each account is measured relative to an appropriate peer group benchmark. With respect to fixed income accounts, relative yields are also used to measure performance.

•	Short Term Cash Payout — Paid out to investment professionals in February for the prior year’s performance.

•	Long Term Deferred Compensation — Paid out to investment professionals in two installments in Years 4 and 5 of service. Based on three and five year performance periods relative to appropriate peer groups. Awards invested in mutual funds managed by John Hancock Asset Management or its affiliates during the vesting period.

•	Financial Performance of John Hancock Asset Management — The financial performance of John Hancock Asset Management and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of John Hancock Asset Management.

•	Non-Investment Performance — The more intangible contributions of an investment professional to John Hancock Asset Management business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.
Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such options permit the investment professional to purchase a set amount of stock at the market price on the date of grant. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forfeited if the investment professional’s employment is terminated prior to a vesting date.
John Hancock Asset Management also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.
You should read this Supplement in conjunction with the current Statement of Additional Information and retain it for future reference.